UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 19, 2004

Quaker Chemical Corporation

Retirement Savings Plan

(Exact name of the registrant as specified in its charter)

Pennsylvania	0-7154	No. 23-0993790
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Quaker Park, 901 Hector Street, Conshohocken, Pennsylvania	19248
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 832-4000

Item 4. CHANGES IN THE PLAN’S CERTIFYING ACCOUNTANT

On May 19, 2004, the Pension Committee of Quaker Chemical Corporation (the “Company”) dismissed Pricewaterhouse Coopers LLP as the independent registered public accounting firm for the Quaker Chemical Corporation Retirement Savings Plan (the “Plan”). The decision to change the independent registered public accounting firm was approved by the Pension Committee of the Company. PricewaterhouseCoopers LLP will continue to act as the independent registered public accounting firm with respect to the Company’s financial statements.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Plan as of and for the fiscal years ended December 31, 2002 and 2001 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years of the Plan ended December 31, 2002 and 2001 and through May 19, 2004, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhosueCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years.

During the fiscal years of the Plan ended December 31, 2002 and 2001 and through May 19, 2004, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

The Plan has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Secruities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated July 28, 2004 is filed as Exhibit 16.1 to this Form 8-K.

The Pension Committee of the Company engaged Asher & Company, Ltd. as the Plan’s new independent registered public accounting firm on May 19, 2004. The engagement of Asher & Company Ltd. relates only to the audit of the Plan’s financial statements. During the fiscal years of the Plan ended December 31, 2002 and 2001 and through May 19, 2004, neither the trustee nor the Pension Committee of the Company consulted with Asher & Company Ltd. regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Plan’s financial statements, and neither a written report was provided to the Pension Committee of the Company nor oral advice provided that Asher & Company Ltd. concluded was an important factor considered by the Pension Committee of the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

( c )

EXHIBIT NUMBER	Description
16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated July 28, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quaker Chemical Corporation Retirement Savings Plan

July 28, 2004	By:	/s/ Michael F. Barry
Michael F. Barry
Vice President and Chief Financial Officer